Exhibit 10.1
2005 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
OF
NOBLE ENERGY, INC.
RESTRICTED STOCK AGREEMENT
     THIS AGREEMENT, made and entered into as of                     , by and between NOBLE ENERGY, INC., a Delaware corporation (the “Company”), and                                          (“Director”),
WITNESSETH THAT:
     WHEREAS, the 2005 Stock Plan for Non-Employee Directors of Noble Energy, Inc. (the “Plan”) as adopted by the Board of Directors of the Company and approved by the stockholders of the Company to be effective as of April 26, 2005 (said Plan, as in effect from time to time, the “Plan”), provides for the grant of restricted shares of the Company’s common stock, par value $3.33-1/3 per share (“Common Stock”), to the Company’s Non-Employee Directors (as defined in the Plan) upon the terms and conditions specified under the Plan; and
     WHEREAS, Director is a Non-Employee Director of the Company who has been granted an award of restricted shares of Common Stock pursuant to the Plan;
     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows with respect to such award:
     1. Restricted Stock Award. On the terms and conditions and subject to the restrictions, including forfeiture, hereinafter set forth, the Company hereby awards to Director, and Director hereby accepts, a restricted stock award (the “Award”) of                     shares of Common Stock (the “Restricted Shares”). The Award is made effective as of                      (the “Effective Date”). The Restricted Shares shall be issued in book-entry or stock certificate form in the name of Director as of the Effective Date and delivered to Director on the Effective Date or as soon thereafter as practicable. Director shall take all such action as may be requested by the Company to cause the Restricted Shares to be deposited with the Company, together with any executed stock powers and/or any other instruments of transfer reasonably requested by the Company, to be held by the Company in escrow for Director’s benefit until such time as the Restricted Shares are either forfeited by Director to the Company or the restrictions thereon terminate as set forth in this Agreement.
     2. Vesting and Forfeiture.
     (a) The Restricted Shares shall be subject to a restricted period (the “Restricted Period”) that shall commence on the Effective Date and shall end on                     .

     (b) During the Restricted Period, the Restricted Shares shall be subject to being forfeited by Director to the Company as provided in this Agreement, and Director may not sell, assign, transfer, discount, exchange, pledge or otherwise encumber or dispose of any of the Restricted Shares.
     (c) If Director remains a director of the Company throughout the Restricted Period, the restrictions applicable hereunder to the Restricted Shares shall terminate, and as soon as practicable after the end of the Restricted Period the Restricted Shares, together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Director free of such restrictions.
     (d) If Director ceases to be a director of the Company on account of Director’s (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate (as defined in the Plan), then the Restricted Shares shall be forfeited by Director to the Company, and shall be transferred to the Company by Director.
     (e) If Director dies or becomes disabled (within the meaning of section 22(e)(3) of the Internal Revenue Code of 1986, as amended, as determined by the Board of Directors of the Company in its discretion) while a director of the Company, or retires as a regular director of the Company because of age in accordance with the mandatory retirement provisions of Article III of the By-laws of the Company, all restrictions applicable to the Restricted Shares shall terminate, and as soon as practicable thereafter the Restricted Shares, together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Director (or in the event of Director’s death, to Director’s estate) free of such restrictions.
     (f) If a Change in Control (as defined in Section 2(g) hereof) occurs during the Restricted Period and while Director is a director of the Company, the restrictions applicable hereunder to the Restricted Shares shall terminate and the Restricted Shares (and/or any successor securities or other property attributable to the Restricted Shares that may result from the Change in Control), together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Director free of such restrictions.
     (g) For the purposes of this Agreement, a “Change in Control” shall be deemed to have occurred if:
     (1) individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least fifty-one percent (51%) of the Board of Directors of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;
     (2) the stockholders of the Company shall approve a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own outstanding voting securities representing at least fifty-one percent (51%) of the combined voting power entitled to vote generally in the election of directors (“Voting Securities”) of the reorganized, merged or consolidated company;
     (3) the stockholders of the Company shall approve a liquidation or dissolution of the Company or a sale of all or substantially all of the stock or assets of the Company; or
     (4) any “person,” as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such a plan), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person (as well as any “Person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” or “beneficial owners” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate twenty-five percent (25%) or more of either (i) the then outstanding shares of Common Stock, or (ii) the Voting Securities of the Company, in either such case other than solely as a result of acquisitions of such securities directly from the Company. Without limiting the foregoing, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, or to direct the voting of, or to dispose, or to direct the disposition of, Common Stock or other Voting Securities of the Company shall be deemed the beneficial owner of such Common Stock or Voting Securities.
     Notwithstanding the foregoing, a “Change in Control” of the Company shall not be deemed to have occurred for purposes of subparagraph (4) of this Section 2(g) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities of the Company outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to twenty-five percent (25%) or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities of the Company beneficially owned by any person to twenty-five percent (25%) or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional shares of

Common Stock or other Voting Securities of the Company (other than a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Company shall be deemed to have occurred for purposes subparagraph (4) of this Section 2(g).
     3. Rights as Shareholder. Subject to the provisions of this Agreement, upon the issuance of the Restricted Shares to Director, Director shall become the owner thereof for all purposes and shall have all rights as a stockholder, including voting rights and the right to receive dividends and distributions, with respect to the Restricted Shares. If the Company shall pay or declare a dividend or make a distribution of any kind, whether due to a reorganization, recapitalization or otherwise, with respect to the shares of Company common stock constituting the Restricted Shares, then the Company shall pay or make such dividend or other distribution with respect to the Restricted Shares; provided, however, that the cash, stock or other securities and other property constituting such dividend or other distribution shall be held by the Company subject to the restrictions applicable hereunder to the Restricted Shares until the Restricted Shares are either forfeited by Director and transferred to the Company or the restrictions thereon terminate as set forth in this Agreement. If the Restricted Shares with respect to which such dividend or distribution was paid or made are forfeited by Director pursuant to the provisions hereof, then Director shall not be entitled to receive such dividend or distribution and such dividend or distribution shall be forfeited and transferred to the Company. If the restrictions applicable to the Restricted Shares with respect to which such dividend or distribution was paid or made terminate in accordance with the provisions of this Agreement, then Director shall be entitled to receive such dividend or distribution with respect to such shares, without interest, and such dividend or distribution shall be delivered to Director as soon as practicable (but in no event later than sixty (60) days) after the termination of such restrictions.
     4. Reclassification of Shares. In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including the right to receive cash or other property) of the Restricted Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board of Directors of the Company may provide that payment of the Restricted Shares shall take the form of the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such consolidation or merger.
     5. Legend. Any certificate representing the Restricted Shares shall conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE 2005 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS OF NOBLE ENERGY, INC. AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, DISCOUNTED, EXCHANGED, PLEDGED OR OTHERWISE ENCUMBERED OR

DISPOSED OF IN ANY MANNER, EXCEPT AS SET FORTH IN THE TERMS OF THE AGREEMENT EMBODYING THE AWARD OF SUCH SHARES DATED                                         . A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE COMPANY.
     6. Assignment. The Company may assign all or any portion of its rights and obligations under this Agreement. The Award, the Restricted Shares and the rights and obligations of Director under this Agreement may not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of by Director other than by will or the laws of descent and distribution.
     7.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns, and (ii) Director, and Director’s heirs, devisees, executors, administrators and personal representatives.
     8. Amendment. This Agreement may be amended or terminated at any time by an instrument in writing to such effect executed by both parties.
     9. Notices. All notices required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. The Company or Director may change, at any time and from time to time, by written notice to the other, the address that the Company or Director had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices under this Agreement shall be delivered or sent (i) to Director at Director’s address as set forth in the records of the Company, or (ii) to the Company at the principal executive offices of the Company clearly marked “Attention: Lee Robison”.
     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its principles of conflict of laws.
     11. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision shall be deemed to be so limited and shall be enforceable by limitation thereof, then the provision shall be so limited and shall be enforceable to the maximum extent permitted by applicable law.

     12. Further Assurances. The parties agree to execute such additional instruments and to take all such further action as may be reasonably necessary to carry out the intent and purposes of this Agreement.
     13. Entire Agreement. This Agreement and Plan set forth the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof.
     14. Subject to Plan. The Award, the Restricted Shares and this Agreement are subject to all of the terms and conditions of the Plan as amended from time to time. In the event of any conflict between the terms and conditions of the Plan and those set forth in this Agreement, the terms and conditions of the Plan shall control.
     15. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.
     16. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.
     17. References. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.
[SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company and Director have executed this Agreement as of the date first written above.

NOBLE ENERGY, INC.

By:
Name:

Title:

DIRECTOR

Director Signature

Director Printed Name

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED and pursuant to that certain 2005 Stock Plan for Non-Employee Directors of Noble Energy, Inc. Restricted Stock Agreement dated as of                                          (the “Agreement”), the undersigned Director hereby sells, assigns and transfers unto                                         ,                     shares of the Common Stock, $3.33 1/3 par value per share, of Noble Energy, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

DIRECTOR:

Name Printed: